Exhibit 10(zz)

WAIVER CONSENT AND
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (the “Agreements” is made as of March _____, 2011 among TASTY BAKING COMPANY, a Pennsylvania corporation (“Borrower”), the direct and indirect subsidiaries of the Company parties to the Credit Agreement (as referred to herein) (each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”) and PIDC LOCAL DEVELOPMENT CORPORATION (the “Lender”).

RECITALS

WHEREAS, Borrowers, the Subsidiary Guarantors and Lender previously entered into a certain Credit Agreement dated September 6, 2007, amended by (i) that certain Forbearance and Amendment Agreement, dated as of January 14, 2011 (as so amended and as the same may be further amended, supplemented or restated from time to time, the “Credit Agreement”), pursuant to which, inter alia.  Lender agreed to extend to Borrower certain credit facilities subject to the terms and conditions set forth therein;

WHEREAS, Borrower and Subsidiary Guarantors are aware that Penntex Construction Co., Inc.  (“Penntex”), the general contractor for L/S 26th Street South, LP (“Liberty”) with respect to the Borrower’s Philadelphia Navy Yard Bakery, and certain of Penntex’s subcontractors have filed, or may file, Notices of Intent to Lien and/or Mechanic’s Liens, all of which Liens at any time shall not secure obligations in excess of $1,607,816.64, with respect to amounts due to such parties that are included in the $1,607,816.64 payment deferral by Liberty under the terms of the Waiver Letter dated January 14,2011 (the “Specified Lien Defaults”);

WHEREAS, Borrower and Subsidiary Guarantors have requested that Lender waive the Specified Lien Defaults;

WHEREAS, Borrower and Subsidiary Guarantors have requested that the Lender consent to the Disposition of a certain secured certified administrative claim against The Great Atlantic & Pacific Company (“A&P”) in the amount of $309,430.38 at a sales price of not less than 83 cents on the dollar (the “Permitted A&P Disposition”);

WHEREAS, pursuant to Section 2.10 of the Credit Agreement, the Net Cash Proceeds of the Permitted A&P Disposition shall be applied as repayments of the Loans, Fixed Asset Loans, the Job Bank Term Loan on a pro-rata basis as set forth in the Amended and Restated Intercreditor and Collateral Sharing Agreement;

WHEREAS, notwithstanding Section 2.10 of the Credit Agreement, Borrowers and Subsidiary Guarantors have requested that the Lender waive the application of the Net Cash Proceeds of the Permitted A&P Disposition to the Loans; and

WHEREAS, Borrower, Subsidiary Guarantors and Lender have agreed to waive the Specified Lien Defaults, consent to Permitted A&P Disposition, waive the application of the Net Cash Proceeds of the Permitted A&P Disposition to the Loans so long as such Net Cash

Proceeds are used only for working capital purposes of Borrower and the Subsidiary Guarantors and amend the terms of the Credit Agreement in accordance with the terms and conditions hereof.

AGREEMENT

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, and the foregoing recitals being fully incorporated as if set forth below, the parties hereto hereby agree, effective as of the Effective Date (as defined below), as follows:

1.    Defined Terms.  Any capitalized term used but not defined in this Agreement shall have the meaning given to it in the Credit Agreement.

2.    Events of Default and Waiver.

(a)    Events of Default.  Borrower and each Subsidiary Guarantor (a) acknowledge and agree that, without this Agreement, the Specified Lien Defaults may, with the passage of time or the occurrence or non-occurrence of other subsequent events, constitute Events of Default under the Loan Documents, and (b) represent and warrant to Lender that no other Default or Event of Default has occurred and continues to exist as of the Effective Date (defined below).

(b)    Waiver.  Lender hereby waives the Specified Lien Defaults.

Except as expressly provided in the preceding Subsection 2(b), this Agreement does not serve as a waiver of any Defaults or Events of Default which may now or hereafter exist and the Lender reserve any and all rights and remedies under the Loan Documents, at law or in equity, in connection with any Defaults or Events of Default.  This Section 2 shall be limited precisely as written and relates solely to the Specified Lien Defaults in the manner and to the extent described above and nothing in this Section 2 shall be deemed to (x) constitute a waiver of compliance by Borrower with respect to any other term, provision or condition of the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein, or (y) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein.

3.    Permitted A&P Disposition.

(a)    Consent.  As of the Effective Date (defined below), the Lender hereby consents to the consummation of the Permitted A&P Disposition.

(b)    Waiver.  As of the Effective Date (defined below), the provisions of Section 2.10 of the Credit Agreement are hereby waived solely as relates to the application of the Net Cash Proceeds of the Permitted A&P Disposition; provided, that, the Net Cash Proceeds of the Permitted A&P Disposition are used solely for working capital purposes of Borrower and the Subsidiary Guarantors.

This Section 3 shall be limited precisely as written and relates solely to the provisions of the Credit Agreement limiting Dispositions (including, Section 7.07, to the extent applicable)

and 2.10 of the Credit Agreement in the manner and to the extent described above and nothing in this Section 3 shall be deemed to (x) constitute a waiver of compliance by Borrower and the Subsidiary Guarantors with respect to any other term, provision or condition of the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein, or (y) prejudice any right or remedy that the Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein.

4.    Amendments to Credit Agreement.  Section 6.01(a) of the Credit Agreement is hereby amended as follows:

(a)           as soon as available, but in any event within 90 days after the end of each fiscal year of Borrower, except that for the fiscal year ended December 25, 2010, within 105 days after the end of such fiscal year, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to Lender, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and such consolidating statements to be certified by a Responsible Officer of Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Borrower and its Subsidiaries;

5.    Conditions Precedent.  This Agreement shall become effective on the date (the “Effective Date”) on which the Agent shall have received:

(a)    this Amendment, duly executed and delivered by each of Borrower, the Subsidiary Guarantors and the Lender;

(b)    from  Borrower  and  the  Subsidiary  Guarantors  all  unpaid fees, disbursements and other charges of Lender’s counsel;

(c)    such other documentation and information as Lender may reasonably request.

6.    Representations and Warranties.  Borrower and each Subsidiary Guarantor represents and warrants to Lender that:

(a)    Borrower and such Subsidiary Guarantor, as the case may be, is: (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of formation, and (ii) has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement;

(b)    the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Borrower and each Subsidiary Guarantor, as the case may be (including, without limitation, any required shareholder approvals);

(c)    the execution, delivery and performance hereof, the consummation of the transactions herein contemplated and the compliance with the terms and conditions hereof do not conflict with or result in a breach of, or require consent under, the organizational documents of Borrower or any Subsidiary Guarantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument by which Borrower, any Subsidiary Guarantor or any of its property is bound or by which Borrower, Subsidiary Guarantor or any of its property is subject, and do not constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien or encumbrance upon any property of Borrower or any Subsidiary Guarantor pursuant to the terms of any such agreement or instrument;

(d)    this Agreement has been duly and validly executed and delivered by Borrower and each Subsidiary Guarantor and constitutes its legal, valid and binding obligation, enforceable against Borrower and such Subsidiary Guarantor in accordance with its terms;

(e)    no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by Borrower or any Subsidiary Guarantor of this Agreement or for the legality, validity or enforceability hereof;

(f)    there are no Defaults or Events of Default in existence under the Loan Documents other than the Specified Lien Defaults that may be or become Defaults or Events of Defaults;

(g)    all unencumbered motor vehicle titles owned by Borrower and each Subsidiary Guarantor have been delivered to the Senior Agent;

(h)    neither Borrower nor any Subsidiary Guarantor is aware of any facts or circumstances that would constitute defaults or events of default under any Borrower’s agreement(s) with the Senior Lenders, except in connection with the Specified Lien Defaults, which will be waived by the Senior Lenders concurrently with this Agreement;

(i)    no Borrower is aware of any facts or circumstances that would constitute defaults or events of default under any Borrower’s agreement(s) with Liberty or Liberty II;

(j)    no Borrower is aware of any facts or circumstances that would constitute defaults or events of default under the agreements related to the Accredited Investor Subdebt (as defined in the Forbearance and First Amendment); and

(k)    the representations and warranties in the other Loan Documents are true and correct in all material respects as of the date hereof.

7.    ACKNOWLEDGEMENT AND RELEASE.

BORROWER, SUBSIDIARY GUARANTORS AND LENDER EACH ACKNOWLEDGE AND AGREE THAT (I) THE INDEBTEDNESS, SECURITY INTERESTS AND OTHER LIENS GRANTED TO LENDER SECURING THE OBLIGATIONS ARE VALID AND PERFECTED IN ACCORDANCE WITH APPLICABLE LAW; (II) THE OBLIGATIONS ARE NOT SUBJECT TO ANY SETOFF, DEFENSE, CLAIM, COUNTERCLAIM, RECOUPMENT, OR AVOIDANCE AND/OR SUBORDINATION UNDER THE BANKRUPTCY CODE OR OTHERWISE; AND (III) NEITHER BORROWER NOR ANY SUBSIDIARY GUARANTOR HOLDS ANY CLAIMS AGAINST LENDER, , SUCCESSOR OR ASSIGN, OR AGAINST LENDER’S OFFICERS, AGENTS, DIRECTORS, REPRESENTATIVES, ATTORNEYS, AND SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “LENDER PARTIES”).  TO THE EXTENT THAT BORROWER OR ANY SUBSIDIARY GUARANTOR HOLDS ANY CLAIMS AGAINST ONE OR MORE OF THE LENDER PARTIES, INCLUDING BUT NOT LIMITED TO CLAIMS RELATING TO OR OTHERWISE ARISING FROM THE LOAN DOCUMENTS AND ADMINISTRATION THEREOF OR COLLECTION OF AMOUNTS DUE THEREUNDER, OR ANY APPLICATIONS, DISCUSSIONS, AND/OR COMMITMENTS TO ENTER INTO ANY FINANCE TRANSACTIONS, WAIVER OR FORBEARANCE AGREEMENTS AND/OR AGREEMENTS PRIOR TO THE DATE OF EXECUTION OF THIS AGREEMENT, AS CONSIDERATION FOR LENDER’S UNDERTAKINGS UNDER THIS AGREEMENT, BORROWERS HEREBY UNCONDITIONALLY FOREVER RELEASE, DISCHARGE, AND ACQUIT THE LENDER PARTIES OF ANY AND ALL CLAIMS, BREACHES OF CONTRACT, DEBTS, SUITS, DEMANDS, CAUSES OF ACTIONS AND ACTIONS OF ANY TYPE OR NOTICE WHICH AROSE OR ARE BASED ON OCCURRENCES OR TRANSACTIONS WHICH TOOK PLACE PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT, WHETHER KNOWN OR UNKNOWN, CONTINGENT OR LIQUIDATED, SUSPECTED OR UNSUSPECTED, AT LAW OR IN EQUITY, OR BASED IN CONTRACT OR TORT.  BORROWER AND EACH SUBSIDIARY GUARANTOR ACKNOWLEDGE AND REPRESENT THAT THEY HAVE HAD THE OPPORTUNITY TO RECEIVE THE ADVICE OF COUNSEL IN CONNECTION WITH THIS ACKNOWLEDGMENT AND RELEASE AND HAS VOLUNTARILY ENTERED INTO THIS ACKNOWLEDGEMENT AND RELEASE.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN

INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

BORROWERS ACKNOWLEDGE THAT BORROWERS HAVE NO RIGHT TO CURE EVENTS OF DEFAULT.

8.    Inconsistencies.  To the extent of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Credit Agreement or the other Loan Documents, the terms and conditions of this Agreement shall prevail.  All terms and conditions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.  Notwithstanding anything herein to the contrary, nothing herein shall be construed to affect the waiver of the Designated Defaults under (and as defined in) the Forbearance and First Amendment, and such waiver continues in full force and effect (subject, in all respects, to the terms and conditions of such waiver set forth in the Forbearance and First Amendment).

9.    Counterparts.  This Agreement may be executed by each party in counterparts and may be delivered by facsimile or in electronic PDF sent via e-mail, each of which shall be deemed to be an original and all of which, taken together, shall constitute one agreement binding upon all parties.

10.    Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

11.    Status of Loan Documents.  Borrowers further agree that (a) all terms and conditions of the Loan Documents remain in full force and effect, except as expressly modified by the terms of this Agreement and (b) this Agreement constitutes a Loan Document.

12.    No Waiver.  The execution, delivery and effectiveness of this Agreement by Lender except as expressly provided in this Agreement to the contrary shall be without prejudice to, or waiver of, any Defaults and Events of Default that have occurred to date under the Loan Documents or occur with the passage of time.  The execution of this Agreement shall not operate except as expressly provided in this Agreement to the contrary as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents.  All of the provisions and covenants of the Credit Agreement and other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed, as amended by this Agreement.  Each Borrower shall remain obligated to comply with all of its obligations contained in each Loan Document to which it is a party, except as otherwise provided by this Agreement and any other documents required by this Agreement.  This Agreement and any other documents required by this Agreement shall be deemed to be a Loan Document for all purposes under and in connection with this Agreement, the Credit Agreement and the other Loan Documents.  This Agreement is not intended to confer any rights or benefits on any Person other than the parties hereto and their respective successors and assigns, except that the Lender Parties are intended third-party beneficiaries of the acknowledgment and release provisions hereof.

13.    Choice of Law.  This agreement and the documents executed in connection herewith shall in all respects be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of laws of such Commonwealth.

14.    Authority.  The signatories hereto represent and warrant that they have full authority to execute this Agreement.

15.    Advice of Counsel.  The parties to this agreement have received the advice of counsel in the negotiation and execution of this Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties are executing this Agreement as of the day and year first above written.

BORROWER AND SUBSIDIARY GUARANTORS:

TASTY BAKING COMPANY

By: __________________________________________________
Name: ________________________________________________
Title: _________________________________________________

TBC FINANCIAL SERVICES, INC.

By: __________________________________________________
Name: ________________________________________________
Title: _________________________________________________

TASTY BAKING OXFORD, INC.

By: __________________________________________________
Name: ________________________________________________
Title: _________________________________________________

LENDER:

PIDC LOCAL DEVELOPMENT CORPORATION

By: __________________________________________________
Name: ________________________________________________
Title: _________________________________________________